March 11, 2015

DREYFUS INVESTMENT FUNDS

- Dreyfus Diversified Emerging Markets Fund

Supplement to Summary and Statutory Prospectuses
dated February 1, 2015

The following information supersedes and replaces the information contained in the third paragraph in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

William S. Cazalet, CAIA, Ronald P. Gala, CFA and Peter D. Goslin, CFA are the portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio managed by Mellon Capital. Messrs. Gala and Goslin have each served as primary portfolio managers of the fund since January 2014 and Mr. Cazalet has served as primary portfolio manager of the fund since February 2015. Mr. Cazalet is a managing director and head of active equity strategies at Mellon Capital. Mr. Gala is a managing director and senior portfolio manager at Mellon Capital. Mr. Goslin is a director and senior portfolio manager at Mellon Capital.

The following information supersedes and replaces the sixth paragraph in "Fund Details –Management" in the statutory prospectus:

Mellon Capital Management Corporation, located at 50 Fremont Street, San Francisco, California 94105, is a registered investment adviser and an indirect wholly-owned subsidiary of BNY Mellon, founded in 1983. William S. Cazalet, CAIA, Ronald P. Gala, CFA and Peter D. Goslin, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the fund's portfolio managed by Mellon Capital. Messrs. Gala and Goslin have each served as primary portfolio managers of the fund since January 2014 and Mr. Cazalet has served as primary portfolio manager since February 2015. Mr. Cazalet is a managing director and head of active equity strategies at Mellon Capital, where he has been employed since July 2013. Prior to joining Mellon Capital, Mr. Cazalet was employed from November 2011 until June 2013 by Commonfund, Inc., where he was responsible for U.S. west coast and international clients. From October 2005 until December 2010, he served as global co-head of long short equity strategies at AXA Rosenberg, where he was responsible for strategy and portfolio design, product development and marketing. Mr. Gala is a managing director and senior portfolio manager at Mellon Capital and has been employed by other current or predecessor entities of BNY Mellon since 1993. Mr. Goslin is a director and senior portfolio manager at Mellon Capital, which he joined in 1999. As of December 31, 2014, Mellon Capital had assets under management totaling approximately $383.5 billion (including $3.8 billion in overlay strategies).

6919STK0315